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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                April 26, 1996
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               Date of Report (Date of earliest event reported)



                       National Picture & Frame Company
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            (Exact name of registrant as specified in its charter)

Delaware                             0-22502                      36-3832862
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(State or other                      (Commission                 IRS Employer
jurisdiction of                      File Number)             Identification No.
incorporation)



                  1500 Commerce Street, Greenwood, MS  38930
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                    (Address of principal executive offices)



                                (601) 453-6686
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             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On April 26, 1996, National Picture & Frame Company (the "Company") issued a press release (the "Press Release") in which the Company announced that it has acquired 100 percent of the stock of Universal Cork, Inc. for $2.25 million. A copy of the Press Release is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.
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         99.1 Press release dated April 26, 1996
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       National Picture & Frame Company

May 16, 1996
                                       By:   /s/ M. Wesley Jordan, Jr.
                                             -----------------------------------
                                             M. Wesley Jordan, Jr.
                                       Its:  Chief Financial Officer